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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (date of earliest event reported): March 10, 2004


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             (Exact name of Registrant as specified in its charter)




   Virginia                      54-1873198                   000-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                            North Arlington, VA 22209
               (Address of principal executive offices) (Zip code)


                                 (703) 312-9500
               (Registrant's telephone number including area code)

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Item 5. Other Events.


1. On March 10, 2004, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing that its Board of Directors has declared a dividend of $0.34 per share for the first quarter of 2004, and announcing May 19, 2004 as the date of the company's annual shareholders' meeting. A copy of the March 10, 2004 press release is furnished herewith as Exhibit 99.1.

EXHIBIT LIST

99.1 Press release announcing Friedman, Billings, Ramsey Group, Inc.'s first quarter 2004 dividend and annual shareholders' meeting.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  March 12, 2004         By:   /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman & Co-Chief Executive Officer